[*] Indicates confidential portions omitted pursuant to a request for confidential treatment filed separately with the Commission

Exhibit 10.1

SECOND AMENDMENT TO THE
CO-BRANDED CREDIT CARD PROGRAM AGREEMENT

This Second Amendment (“Amendment”) is between Citibank, N.A. (“Bank”) and Costco Wholesale Corporation (“Costco”), is effective as of December 31, 2015, and amends that certain Co-Branded Credit Card Program Agreement, by and between Bank and Costco, dated February 27, 2015 (the “Agreement”).

Pursuant to Section 16.10 of the Agreement, the Bank and Costco agree as follows:
1. Defined Terms. All capitalized terms used but not defined in this Amendment will have the meanings ascribed to such terms in the Agreement.

2. Loyalty Program Funding. The Agreement is amended as follows:

a.	Section 4.06(a): Section4.06(a) is deleted in its entirety and replaced with the following:

Unless otherwise provided for in this Agreement (e.g., Schedule 9.01, paragraph 4), during the Term, all elements of the Program set forth on Schedule 4.06(a) shall remain in effect and shall continue to be offered [*] by Bank in connection with the cash based rewards program offered to Co-Branded Card Accounts (such elements, collectively, the “Loyalty Program”). [*]. The Co-Branded Cards will also have the standard Network benefits applicable to Credit Cards of the same card tier, as set forth on Schedule 4.06(a)-1, as such benefits may change from time to time.

b.	Section 4.06(b): The following is added after the words “except with respect to the Executive Membership program” in the next-to-last sentence: “and except as set forth in Schedule 9.01, paragraph 4”.

c.	Section 4.06(c):

i.	The following is added after the phrase “As more particularly set out in Section 9.07(a)(iv),” in the first sentence: “[*]”.

ii.
The following is added after the words “except with respect to the costs incurred by Costco to provide benefits associated with Executive Membership” in the third sentence: “and as set forth in Schedule 9.01, paragraph 4”.

d.	Section 9.07(a)(iv): The following is added at the beginning: “[*]”.

e.	Schedule 4.06(a):

i.
In the last sentence of the first paragraph, “3%” is replaced with “[*]%”, “$4,000” with “$[*]” and “2%” both places it appears with “[*]%”; “[*]” is inserted immediately preceding “and 1%”; and “[*]” is deleted. A new sentence is added at the end as follows: “[*]”

ii.
In the last sentence of the fourth paragraph “2%” is replaced both places it appears with “[*]%”; “[*]” is inserted immediately preceding “and 1%”; and “[*]” is deleted. A new sentence is added at the end as follows: “[*]”

iii.	“August 31st” is changed to “December 31st in both instances.

f.	Schedule 9.01, paragraph 4 is deleted and replaced with the following:

“(4) Rewards Funding.

(a)	Bank will accrue an amount equal to (i) Net Purchase Charges (other than Accelerator Spending) multiplied by [*]%, plus (ii) Net Purchase Charges attributable to Accelerator

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Spending multiplied by [*]% multiplied by the applicable multiplier for such category (i.e., 2, 3 or 4), less (iii) breakage. “Accelerator Spending” means purchases for which a multiplier applies with respect to Co-Branded Cardholders earning a rewards coupon or the equivalent as described in the Loyalty Program set forth in Schedule 4.06(a).

(b)
Bank will first fund Rewards based on Net Purchase Charges at Costco Locations pursuant to the then current Loyalty Program and will then fund Rewards based on Outside Spend, but (notwithstanding anything in Section 4.06(a)) [*] Except with respect to costs incurred by Costco to provide benefits associated with Executive Membership, Bank will pay to Costco as a Loyalty Program Expense [*] of all such redeemed Rewards coupons or other form or method of reward redemptions as soon as practicable after receipt of a report in respect thereof by Bank, and in no event more than [*] after receipt thereof by Bank; provided that Bank shall have no obligation to make a payment to Costco with respect to Rewards paid by way of a statement credit. If Bank disputes an amount set forth in the report regarding such redeemed Rewards in good faith, Bank may hold-back such disputed amount until such dispute is resolved pursuant to Section 16.02. All other payments shall be made pursuant to the terms set forth on the Program Economics Schedule.

(c)	Any Costco funding for amounts [*] is a Loyalty Program Payment and will be considered revenue to the contractual P&L as described in Schedule 9.08 “Costco Investments”. [*]

(d)
Within [*] after the end of each Costco fiscal period, Bank will calculate and report to Costco the projected net costs of the Loyalty Program and [*] for the applicable period and calendar year to date. Within 15 days of the mailing of the annual rewards coupons, Costco will make a payment for [*]. At the end of each calendar year, a true up payment will be made [*].

g.	Schedule 9.08: the schedule is deleted and replaced with new Schedule 9.08 attached hereto as Attachment 4.

3. Inside Spend Percentage; External Royalty Payment.

a.	Section 9.01(b) is deleted and replaced with the following:

At any time after the Program Effective Date, if the amount of Net Purchase Charges at Costco Locations exceeds [*] percent ([*]%) of the total Net Purchase Charges (“Inside Spend Percentage”) and the Bank Profits Percentage drops below [*]% on a Program Year basis, calculated monthly on a rolling three-month basis, then Bank will send a notice to Costco, and upon receipt of such notice the Parties will confer in good faith for a period of [*] days with regard to possible changes to the Program to [*] the adverse effects of such developments on Bank. If the Parties cannot timely reach agreement on an alternate solution, the External Royalty Percentage applicable on the date Bank sent the notice in the preceding sentence (after taking into consideration any adjustments made pursuant to Schedule 9.01, Paragraph 1(a)) will be reduced by [*] basis points (beginning in the calendar month in which Bank sends the notice referenced above) until the Bank Profits Percentage equals or exceeds [*]% or Inside Spend Percentage is below [*]% on a rolling three-month basis. If the External Royalty Percentage is reduced at any time in accordance with this Section 9.01(b), then the excess of (i) the External Royalty Payment that would have been payable to Costco had such adjustment to the External Royalty Percentage not been made, minus (ii) the External Royalty Payment actually paid to Costco and reflecting such adjustment will constitute a "Royalty Recovery Amount." Costco shall be eligible for payment from Bank of such Royalty Recovery Amount in accordance with Section 9.03.

b.	Schedule 9.01, paragraph 1:

i.	Paragraph 1 is deleted and replaced with the following:

“(1) External Royalty Payment. Subject to Sections 9.01(b) and (c), Bank will pay to Costco an amount (the “External Royalty Payment”) equal to Net Purchase Charges at Acceptance Locations other than Costco Locations (“Outside Spend”) multiplied by [*] basis points; as such [*] basis point amount is adjusted in accordance with the following (the “External Royalty Percentage”).

[*] Indicates confidential portions omitted pursuant to a request
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(a)	Outside Spend Percentage Calculation. At the end of each Program Year, Bank will calculate the Outside Spend Percentage for the Program Year.
“Outside Spend Percentage” means the Outside Spend for a Program Year divided by Net Purchase Charges for that Program Year.
In any Program Year in which (i) purchases at Costco Locations (excluding gas, restaurants or travel purchases at Costco Locations) constitute Accelerator Spending and (ii) Bank Profits Percentage is [*]%, for each [*] that the Outside Spend Percentage is [*]%, the number of basis points indicated in column 2 of the table below will be subtracted from [*]% to determine the adjusted External Royalty Percentage, [*].

(1) Program Year ending during Program Year	(2) Basis Points	[*]
1	[*]	[*]
2	[*]	[*]
3	[*]	[*]
4	[*]	[*]
5	[*]	[*]
6	[*]	[*]
7	[*]	[*]
8	[*]	[*]
9	[*]	[*]
10 and thereafter	[*]	[*]

(b)
Payment for Program Years. Bank will make the External Royalty Payment for the first Program Year using an External Royalty Percentage of [*] basis points. Bank will make the External Royalty Payment for each other Program Year using the adjusted External Royalty Percentage calculated at the end of the prior Program Year pursuant to subsection (a) of this paragraph (1).

(c)	Annual External Royalty Payment Adjustment. With respect to adjustments to the External Royalty Percentage made pursuant to this paragraph (1) of Schedule 9.01:

(i)
If the External Royalty Payment made during an Program Year is less than the External Royalty Payment would have been if the External Royalty Percentage as adjusted pursuant to subsection (a) of this paragraph 1 at the end of such Program Year had been multiplied by Outside Spend for such Program Year, Bank will pay the difference to Costco along with its first monthly External Royalty Payment for following Program Year.

(ii)
If the External Royalty Payment made during an Program Year is more than the External Royalty Payment would have been if the External Royalty Percentage as adjusted pursuant to subsection (a) of this paragraph 1 at the end of such Program Year had been multiplied by Outside Spend for such Program Year, Bank will reduce its first monthly External Royalty Payment of following Program Year by the difference (and if the difference is greater than the External Royalty Payment for such month, Bank will reduce the next monthly External Royalty Payment accordingly).

4. Customer Service.

a.
Sections 7.02(b), 7.02(c), and 7.02(d): The following is added at the end of the first sentence of Section 7.02(b), the second sentence of Section 7.02(c), and the first and second sentences of Section 7.02(d), respectively: “, other than as set forth on Schedule 7.02”.

[*] Indicates confidential portions omitted pursuant to a request for confidential treatment filed separately with the Commission

b.	Section 7.04(b): The first word of the first sentence is deleted and replaced with the following: “Other than as set forth on Schedule 7.02, customer”.

c.	Schedule 7.02: The following is added at the end:

“Notwithstanding any provision in the Agreement to the contrary, the Parties agree that the following Subcontractors (and their successors) of Bank may perform the following customer service functions at the following locations (which may be Operations Center locations):

Subcontractor	Function	Location
[*]	[*]	[*]
[*]	[*]	[*]

5. Initial Cardholder Terms.

a.	Section 4.05(b): The following is added after the word “PIN” in the first sentence: “or signature”.

b.	Schedule 4.05(a)(i): the schedule is deleted and replaced with new Schedule 4.05(a)(i) attached hereto as Attachment 2.

c.	Schedule 4.05(a)(ii): the schedule is deleted and replaced with new Schedule 4.05(a)(ii) attached hereto as Attachment 3.

6. Direct Connect. In Section 8.03 the following is added after the words “Within nine (9) months of Costco’s written request,”: “[*]”.

7. Termination Events.

a.	In Section 12.04(d) “[*]” is deleted and replaced with “[*]”

b.	In Section 12.05(e) subpart (i) is deleted and replaced with: “(i) Bank and American Express do not enter into the Amex Purchase Agreement on or prior to [*] for any reason”

8. Addition of Costco Anywhere Mark. Schedule 1.01(d) is deleted and replaced with new Schedule 1.01(d) attached hereto as Attachment 1.

9. Full Force and Effect. The Agreement, as modified hereby, will remain in full force and effect and this Amendment will not be deemed to be an amendment or a waiver of any other provision of the Agreement except as expressly stated herein. All such other provisions of the Agreement will also be deemed to apply to this Amendment.

10. No Modification or Waiver; Incorporation. No modification, amendment or waiver of this Amendment will be effective or binding unless made in writing and signed by the Parties. The Parties agree that, except for those modifications expressly set forth in this Amendment, all terms and provisions of the Agreement will remain unchanged and in full force and effect. This Amendment and the Agreement will hereafter be read and construed together as a single document, and all references to the Agreement will hereafter refer to the Agreement as amended by this Amendment.

11. Counterparts. This Amendment may be executed in counterparts and if so executed will be enforceable and effective upon the exchange of executed counterparts, including by facsimile or electronic transmissions of executed counterparts.

[Signature page follows]

[*] Indicates confidential portions omitted pursuant to a request for confidential treatment filed separately with the Commission

Duly authorized representatives of the Parties have executed this Amendment.

COSTCO WHOLESALE CORPORATION By: /s/ Paul Latham Name: Paul Latham Title: SVP - Membership, Marketing, Services	CITIBANK, N.A. By: /s/ Donna VanBockern Name: Donna VanBockern Title: Senior Vice President

[*] Indicates confidential portions omitted pursuant to a request
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Attachment 1 to First Amendment
Schedule 1.01(d)
Costco Marks
Costco may update this Schedule in accordance with Section 5.01(d).
Costco Word Marks

Costco Anywhere, Word mark unregistered

Costco Wholesale, Word mark unregistered

Costco, US Registration Nos. 3937730, 3937727, 3324704, 2895701, 3657105, 2850353, 2498170, 2459542, 2459541, 2463677, 2463676, 2461439, 2481924, 2459540, 2299961, 2306055, 2299958, 2299957, 2220450, 1954925, 1994826, 1954932, 1976242, 2029565

Costco Wholesale Cash Card, word mark unregistered

Kirkland Signature, US Registration Nos. 3952607, 2325788, 2111464, 3146864, 2724087, 4029875, 2251582, 2263801, 2309372, 2102368, 2729125, 2363308, 2787088, 2251581, 2265601, 2102369, 2304295, 2296255, 2111456, 2193866, , 2102370, 2264258, 2133426, 2780567, 3330638, 2105724, 2195925, 2532373, 3876918, 2296256, 2192373, 2239804, 2127878, 2560144, 2464040, 2192372, 2779825, 2133430, 2508127, 2309500, 2195960, 2779779, 2133429, 2251578, 2131406, 2866982, 2127876, 2925867, 3178169

Executive Member, US Registration No., 2413557, 2501213, 2484183, 2501212

Gold Star, US Registration Nos. 2596795, 3960218, 2850003, 2427089

Costco.com, US Registration No. 2440636

Costco Design Marks

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US Registration No. 4334343,
2244972, 2261409, 2243349, 2241879, 2250148, 2250149, 2299960, 2302095

US Registration No. 3471209

US Registration Nos. 3952609, 2201547, 2547575, 4316489, 2268493, 2267825, 3435833, 3435834, 3435835, 3435836, 3386103, 2547573, 2196092, 3093327, 2196094, 3498209, 3498210, 2373426, 3435838, 3435839, 3453214, 2547574, 2196095, 4142255, 2559126, 2196091, 4142257, 2502333, 2196089, 2547572, 2196090, 3453215, 3453216, 3317882, 3331905, 3749582, 3865966

Costco Wholesale Cash Card US Registration No. 4334345

[*] Indicates confidential portions omitted pursuant to a request
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Attachment 2 to First Amendment
Schedule 4.05(a)
Consumer Co-Branded Cardholder Account Terms

Co-Brand Credit Card Disclosures
Annual Percentage Rate (APR) for Purchases	[*] introductory APR for [*] from date of account opening. After that, your APR will be [*]%. This APR will vary with the market based on the Prime Rate.
APR for Balance Transfers	[*]% for transfers completed within [*] months from date of account opening. This APR will vary with the market based on the Prime Rate.
APR for Cash Advances	[*]% This APR will vary with the market based on the Prime Rate.
Penalty APR and When it Applies
Up to [*]%, based on your creditworthiness. This APR will vary with the market based on the Prime Rate.
This APR may be applied to your account if you:
(1) Make a late payment or
(2) Make a payment that is returned.
How Long Will the Penalty APR Apply?  [*]

How to Avoid Paying Interest on Purchases	Your due date is at least [*] days after the close of each billing cycle. We will not charge you any interest on purchases if you pay your entire balance by the due date each month.
For Credit Card Tips from the Consumer Financial Protection Bureau	To learn more about factors to consider when applying for or using a credit card, visit the website of the Consumer Financial Protection Bureau at http://www.consumerfinance.gov/learnmore.
Minimum Interest Charge	If you are charged interest, the charge will be no less than 50 cents.
Annual Fee	No annual fee for this credit card with your paid Costco membership
Transaction Fees • Balance Transfer • Cash Advance • Foreign Purchase Transaction	Either [*] or [*]% of the amount of each transfer, whichever is greater. Either [*] or [*]% of the amount of each cash advance, whichever is greater. [*]% of each purchase transaction in US dollars.
Co-Brand Credit Card Disclosures
Penalty Fees • Late Payment • Returned Payment	Up to [*]. Up to [*].

How We Will Calculate Your Balance: We use a method called “daily balance.”
Loss of Introductory APR: We may end your introductory APR and apply the Penalty APR if you make a late payment.

[*] Indicates confidential portions omitted pursuant to a request for confidential treatment filed separately with the Commission

Attachment 3 to First Amendment
Schedule 4.05(a)(ii)
Small Business Co-Branded Card Terms

Co-Brand Credit Card Disclosures
Annual Percentage Rate (APR) for Purchases	[*]% introductory APR for 6 months from date of account opening. After that, your APR will be [*]%. This APR will vary with the market based on the Prime Rate.
APR for Cash Advances	[*]% This APR will vary with the market based on the Prime Rate.
Penalty APR and When it Applies
Up to [*]%, based on your creditworthiness. This APR will vary with the market based on the Prime Rate.
This APR may be applied to your account if you:
(1) Make a late payment or
(2) Make a payment that is returned.
How Long Will the Penalty APR Apply?  [*]

How to Avoid Paying Interest on Purchases	Your due date is at least [*] days after the close of each billing cycle. We will not charge you any interest on purchases if you pay your entire balance by the due date each month.
Minimum Interest Charge	If you are charged interest, the charge will be no less than 50 cents.
Annual Fee	No annual fee for this credit card with your paid Costco membership
Transaction Fees • Cash Advance • Foreign Purchase Transaction	Either [*] or [*]% of the amount of each cash advance, whichever is greater. [*]% of each purchase transaction in US dollars.
Penalty Fees • Late Payment • Returned Payment	Up to [*]. Up to [*].

How We Will Calculate Your Balance: We use a method called “daily balance.”
Loss of Introductory APR: We may end your introductory APR and apply the Penalty APR if you make a late payment.

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Attachment 4 to First Amendment
Schedule 9.08
Monthly P&L

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